CONFIDENTIAL

                           BIOPHAN TECHNOLOGIES, INC.

                          AMP-BIOPHAN LICENSE AGREEMENT

This License Agreement is dated and effective February 24, 2005 ("Effective Date"), and is between aMRIs Patent GmbH ("Licensor"), a German company with an office at Erinstr. 28, D-44575 Castrop-Rauxel, Germany and Biophan Technologies, Inc. ("Biophan"), a Nevada company with an office at 150 Lucius Gordon Drive, Suite 215, West Henrietta, NY 14586.

Background. Licensor entered into a license agreement with aMRIs GmbH ("AMR"), a German company with an office at Erinstr. 28, D-44575 Castrop-Rauxel, Germany, relating to magnetic resonance imaging and safety and image compatibility technologies (the "AMP-AMR License"). The AMP-AMR License has been cancelled as of the Effective Date, and AMR has no further interest in the Patent Rights, Know-how, and Clinical IP. Consequently, AMP is willing, subject to the terms and conditions hereof, to license exclusively to Biophan and its Affiliates (and permit Biophan to sublicense) the Patent Rights, Know-how and Clinical IP.

Therefore, in consideration of the premises and promises in this Agreement, the parties agree as follows:

1.    DEFINITIONS. AS USED IN THIS AGREEMENT:

      1.1 Affiliate means an entity that controls, is controlled by, or is under common control with a Licensee. For this purpose, "control" means (i) the power to direct or cause the direction of the management and affairs of the entity, whether by direct or indirect ownership of voting stock, positions on the board of directors, contract, or otherwise; or (ii) ownership of fifty percent (50%) or more of the equity or other ownership interest of such entity, even if such ownership does not result in the power to direct or cause the direction of the management, affairs, or policies of such entity. For the avoidance of doubt, AMR is a Biophan Affiliate.

      1.2 Clinical IP means all pre-clinical and clinical protocols, studies, data and results and study-related forms, materials and reports (e.g., investigator brochures, informed consent forms, data safety monitoring board related documents, patient recruitment related materials, biocompatibility studies, animal studies, safety studies, and manufacturing and control data) used in or resulting from any pre-clinical or clinical study or trial of any Licensed Product/Process, any audit thereof, and any regulatory applications and approvals regarding the same.

      1.3 Confidential Information means all business, financial and technical information, reports, data, documents and other materials, whether in electronic or physical form or orally disclosed, provided by one party ("Discloser") to the other party ("Receiver"), but shall exclude any part of the Confidential Information to the extent that: (a) Receiver is required to disclose it under governmental law, regulation, court order, or for filings with the FDA; or (b) Receiver can demonstrate (i) was public knowledge at the time of disclosure to Receiver, (ii) became public knowledge without fault by Receiver; (ii) was rightfully known by or in the possession of Receiver prior its disclosure by Discloser; (iii) was disclosed to Receiver on an unrestricted basis from a source not known to be under a duty of confidentiality to Discloser; or (iv) is appropriate to disclose under reasonable confidentiality restrictions to any prospects and their financial, legal, and other advisors in connection with a merger, acquisition or other business transaction.

*** Indicates where material is omitted pursuant to a confidential treatment request and filed separately with the Commission.

      1.4   FDA means the United States Food and Drug Administration.

      1.5 Field means systems, devices, components, compositions and processes for magnetic resonance imaging that provide or enhance cost, safety, effectiveness, applicability, ease of use, useful life, image quality, or image compatibility.

      1.6 Invention means any invention or discovery, whether or not reduced to practice.

      1.7 Joint Invention means any invention that (i) is related to or covered by any Patent Right, and (ii) includes co-inventors from Licensor, Biophan, and/or AMR.

      1.8 Know-how means all technical information, processes, formulae, compounds, devices, specifications, records, manufacturing information, materials, designs, drawings and data, whether or not patentable and whether in electronic, written or verbal form, useful or related to the Patent Rights.

      1.9 Licensed Product/Process means (i) stents or other medical devices with resonant circuits to enhance imaging, (ii) vena cava filters, (iii) guidewires, and (iv) all other products or processes, the manufacture, use, importation or sale of which is covered by a Valid Claim.

      1.10  Licensee means Biophan, Affiliates, and Sublicensees.

      1.11 Net Sales means amounts received for Licensed Products/Processes by Biophan and its Affiliates (whether for use, sale, lease or otherwise) less: (i) payments made or credits allowed to customers for promotional purposes, (ii) customary allowances, rebates, and trade, quantity, or cash discounts, including discounts, rebates or other payments required under Medicaid, Medicare or other governmental medical assistance programs, to the extent actually allowed and taken; (iii) amounts repaid or credited for rejections or returns; (iv) to the extent separately stated on invoices or other documents of sale, taxes and other governmental charges levied on the production, sale, transportation, delivery, or use of a Licensed Product/Process which is paid by or on behalf of Biophan or the applicable Affiliate; and (v) outbound transportation costs prepaid or allowed and costs of insurance in transit.

      1.12 Patent Rights means: (i) the patents and patent applications listed on Exhibit A; (ii) reissues, reexaminations, renewals, extensions, divisions, continuations, and continuations-in-part of (i); (iii) foreign counterparts of
(i) and (ii); and (iv) Joint Inventions.

      1.13 Revenues means Biophan's and its Affiliates' gross license fees, milestone payments, minimum royalties, and running royalty revenues received from Sublicenses, but excludes revenues to support research and development efforts and reimbursement of out-of-pocket expenses.

      1.14 Sublicense means any sublicense or other agreement permitting the commercial exploitation of any Patent Right(s), Know-how or Clinical IP by a third party.

      1.15 Valid Claim means: (i) a claim of an issued and unexpired patent of the Patent Rights which has not been disclaimed, revoked or held invalid or unenforceable by an unappealed or unappealable decision of a court or governmental body, and (ii) one or more claims of a patent application being prosecuted in good faith, for two (2) years following the first commercial sale or use of a Licensed Product/Process which is a Licensed Product/Process solely as a result of the claim(s).

All Exhibits are incorporated by reference into this Agreement, and any reference to "include" or "including" means "including but not limited to," and any reference to "and" means "and/or" unless the context clearly means otherwise.

2.    LICENSE GRANT.

      2.1 Grant to Biophan. Licensor hereby grants to Biophan and its Affiliates the exclusive, world-wide, royalty-bearing, right and license under the Patent Rights, Know-how and Clinical IP to develop, make, have made, use, sell, offer to sell, import, export, lease, and perform Licensed Products/Processes in the Field.

      2.2 Sublicenses. Biophan may grant Sublicenses only in compliance with the provisions of this Section 2.2 and Section 4.2 below, and not otherwise. No Sublicense shall be granted (including but not limited to any Affiliate) unless the Payment and Shares, each as defined in Section 3.8.1, have been paid as required hereunder to Licensor without condition or escrow. All Sublicense agreements require the written approval of either Dr. Friebe or Dr. Melzer, on behalf of AMP. Without limitation to the foregoing, Sublicenses shall require reasonable due diligence in development and commercialization of Licensed Products/Processes. Biophan and AMP will cooperate to pursue appropriate remedies if any Sublicensee defaults. Any Sublicense may continue in effect notwithstanding termination of this Agreement. Biophan may grant Sublicenses, for research and development purposes only, to AMR and any other third party without payment.

      2.3 No Challenges. Licensor shall not bring or authorize or assist a third party to bring any action under any other intellectual property now or in the future owned or licensed by Licensor to prevent a Licensee from exercising those rights granted by Licensor to Biophan and its Affiliates hereunder. Licensor shall impose this covenant on any assignee of any Patent Rights.

3.    COMPENSATION.

      3.1   Royalties. Biophan shall pay Licensor a royalty of:

            3.1.1 [***]; and

            3.1.2 [***]

      3.2 Minimum Royalties. Biophan shall pay minimum royalties to Licensor at the rate of (i) [***] for the first year of the term of this Agreement ("Term"); (ii) [***] for the second year of the Term (it being understood that the second year of the Term commences on the first anniversary of the Effective
Date);  and (iii)  [***];  minimums  may be credited  against  amounts due under
Section 3.1, but only for [***] after each minimum payment is made. Minimums are payable quarterly on the first day of each calendar quarter, commencing with the calendar quarter ending [***].

      3.3   Pro-Ration.

            3.3.1 Royalties. If Biophan or any of its Affiliates licenses intellectual property from one or more third parties ("Third Parties") which also covers any Licensed Product/Process of Biophan or the Affiliate, the royalty rate applied under Section
            3.1.1 as to Net Sales derived from that Licensed Product/Process will be [***]**

            3.3.2 Revenues. If Biophan includes in any Sublicense one or more sublicenses of intellectual property of one or more Third Parties which covers any Licensed Product/Process, the percentage of Revenues payable by Biophan under Section 3.1.2 as to that Licensed Product/Process will be: [***].

      3.4 Non-Cash Consideration. In the event that consideration in addition to or in lieu of money is received by Biophan, an Affiliate or other Licensee for the sale, use or distribution of Licensed Product/Process in an arms-length transaction, the fair market value of such consideration (as of the date it is received by Biophan, the Affiliate or other Licensee) shall be included in the determination of Net Sales and Revenue, as applicable, for such sale, use or distribution transaction. To the extent that Licensed Product/Process are sold, licensed, used, or distributed in other than an arms-length transaction, Net Sales and Revenue, as applicable, for such transaction shall be the average sales price of Licensed Product/Process during the applicable calendar quarter in the country in which the non-arms-length transaction occurred.

      3.5   Payment Terms.  Royalties are payable  quarterly  within  forty-five
(45) days after each calendar quarter. Payments hereunder shall be considered to be made as of the day on which they are received at Licensor's designated bank. If any amount collected or owed is stated in a currency other than United States Dollars, then, for purposes of calculating the amount due Licensor hereunder, such amount shall be converted into United States Dollars at the exchange rate between those two currencies published in The Wall Street Journal for the last business day of the applicable calendar quarter for which such payments are being paid. If no such exchange rate for a currency in a country has been quoted in The Wall Street Journal during the twelve (12) month period preceding the date on which such amount becomes due to Licensor under this Agreement, such amount payable for the country per unit of Licensed Product/Process shall be the average amount most recently paid by the Licensee for each unit of the Licensed Product/Process in the country with the largest sales volume of the applicable Licensed Product/Process for which a currency conversion to United States Dollars is published in The Wall Street Journal.


*** Material omitted pursuant to a confidential treatment request and filed separately with the Commission.

      3.6   Royalty   Term.    Royalties   are   payable   for   each   Licensed
Product/Process, on a country by country basis, [***].

      3.7 Tax Withholding. If Biophan or any of its Affiliates is required, under the laws of any country, to withhold any tax with respect to any payment to Licensor, the tax will be deducted and paid to the taxing authority. Biophan or the applicable Affiliate will notify Licensor and promptly furnish Licensor with original receipts of any tax certificate or other available documentation evidencing the tax withheld. Biophan and its Affiliates will use commercially reasonable efforts to minimize any withholding.

      3.8   Additional Compensation.

            3.8.1 As a one-time fee, Biophan will (i) pay Licensor One Hundred Eighty-Five Thousand United States Dollars ($185,000) (the "Payment"); and (ii) issue to Licensor 200,000 shares of restricted common stock of Biophan, par value $.005 per share (the "Shares"). The Shares are to be issued subject to the terms and conditions set forth in Exhibit B.

            3.8.2 A wire transfer for [***] of the Payment shall be made to the bank account designated by Licensor within two business days after Biophan has received wire transfer instructions from Licensor. Biophan shall issue a certificate for [***] to Licensor no later than April 30, 2005; however, Licensor shall not transfer the Initial Shares until the remaining [***] of the Shares are received. [***]

            3.8.3 Licensor shall have until December 31, 2005, to meet the condition of Section 3.8.2. If the condition has not been met by that date, Biophan may, at its election, grant additional [***] extensions of time to meet the condition or terminate this Agreement. Notwithstanding any other provision contained in this Agreement, if the Payment and Shares have not been received by Licensor by December 31, 2005, Licensor shall have the right to terminate this Agreement without recourse or liability and such right shall continue until the remaining [***] of the Payment and [***] of the Shares are received; provided, however, that if Licensor exercises its termination right under this Section 3.8.3, it shall simultaneously reimburse to Biophan the initial [***] of the Payment received and assign the Initial Shares to Biophan.

4.    DUE DILIGENCE.

      4.1 Diligence. Biophan will use commercially reasonable diligent efforts to complete the development and commercialization of Licensed Products/Processes through Sublicenses, subject to Sections 2.2 and 4.2. Biophan may, but is not obligated to, develop, manufacture, and market
      Licensed Products/Processes itself. Biophan will provide an annual research, development and commercialization plan to Licensor.


*** Material omitted pursuant to a confidential treatment request and filed separately with the Commission.

      4.2 Sublicense Terms and Conditions. Each Sublicense shall be subject to the requirements of Section 2.2 and no Sublicense shall be entered into by Biophan or any Affiliate other than in strict compliance with the terms and conditions of Section 2.2. Without limitation to the foregoing, each Sublicense shall be for one or more exclusive or non-exclusive fields of use, with upfront license fees, minimum pre-commercialization quarterly R&D payments, and minimum post-commercialization quarterly royalty payments.

      4.3 Assistance of AMR. If, as a result of an introduction initiated with the assistance of Dr. Friebe or Dr. Melzer, Biophan enters into any intellectual property license agreement which does not cover Patent Rights, Know-how or Clinical IP, Biophan will pay AMR a finder's fee of [***] from time to time from the licensee under each such agreement, excluding from the computation any reimbursement of expenses and research and development payments for bona fide research and development services performed by or on behalf of Biophan, except that Biophan will pay AMR a finder's fee of [***] of the research and development payments received and used by Biophan for such research and development.

5.    REPORTS/RECORDS.

      5.1 Progress. After the second and fourth calendar quarters of each year, at the time royalty payments are due, Biophan shall report progress against marketing plans and milestones.

      5.2 Books and Records. Each Licensee shall keep accurate books of account adequate to show amounts payable under this Agreement and the performance of Licensee's other obligations hereunder for three (3) years after each applicable year.

      5.3 Audit Request. Each Licensee will permit an independent, certified public accountant appointed and paid by Licensor (or as to Sublicenses, paid for by Biophan and initiated at the request of either Licensor or Biophan) and reasonably acceptable to Licensee, upon ten (10) days' notice and no more often than once per calendar year, to examine and make copies of applicable records and other documents for the purpose of verifying amounts and reports due from, and obligations to be performed by, Licensee. The results of each examination will be made available to Licensor, Biophan, and any applicable Licensee, and shall be considered Confidential Information. Should the audit discover an underpayment equal to the greater of five percent (5%) or Twenty Five Thousand Dollars ($25,000), the applicable Licensee shall pay the cost of the audit.

      5.4 Late Charge. All overdue payments will be paid promptly with a late charge of two percent (2%) per annum above the prime rate of J.P. Morgan Chase Manhattan Bank, N.A., as reported by The Wall Street Journal for the first business day of the month(s) for which the payment is overdue. Interest is payable from the date the payment was due.


*** Material omitted pursuant to a confidential treatment request and filed separately with the Commission.

6.    PATENT PROSECUTION; JOINT INVENTIONS.

      6.1 Prosecution. Licensor shall grant to Biophan a power-of-attorney to prosecute and maintain Patent Rights through attorneys of Biophan's choice. Biophan will diligently apply for, prosecute, and maintain the Patent Rights as Biophan deems best. Biophan will keep Licensor informed of the status of all patent matters by an oral quarterly summary and an annual written summary. Licensor will cooperate with Biophan in patent prosecution as requested. All information learned by Licensor pursuant to this Section 6.1 will be Confidential Information.

      6.2 Patent Costs. Biophan will pay all legal fees and out-of-pocket costs relating to the filing, prosecution, and maintenance of Patent Rights from the Effective Date until sixty (60) days after termination of this Agreement. Thereafter, the obligations will be Licensor's responsibility. Biophan may elect not to pay any such cost, in which case the applicable patent or patent application shall not be part of the Patent Rights and Licensor may assume the prosecution or maintenance, at Licensor's expense. If Licensor learns of any fees payable in connection with the Patent Rights, Licensor will promptly notify Biophan.

      6.3 Joint Inventions. This Agreement is partially a "joint research agreement" among Licensor, Biophan, and AMR, as such an agreement is defined under the CREATE Act, 35 U.S.C. Section 103(c), under which Biophan will carry out some of its obligations pursuant to Section 4. Intellectual property developed in the fields of (i) stents and other medical devices with resonant circuits to enhance imaging, (ii) devices and methods to determine the position of a stent and other positionable objects, (iii) vena cava filters, (iv) guidewires, (iv) positioning methods, (vi) blood vessel filters, and (vii) any other technologies that are within the scope of the Patent Rights will be deemed made as a result of activities undertaken within the scope of the joint research agreement and subject to the CREATE Act.

7.    INFRINGEMENT.

      7.1   Notice.   Each  party  shall  inform  the  other   promptly  of  any
      infringement of Patent Rights or misappropriation of Know-how.

      7.2 Enforcement. If any Patent Rights are infringed, Biophan, after consultation with Licensor, shall have the right, but not the obligation, to bring a patent infringement suit, at its expense, and to join Licensor in the suit. If Biophan declines to bring any suit, Licensor may proceed with a suit at its expense with Biophan's consent.

      7.3 Declaratory Judgment Suits. If a declaratory judgment suit is brought against Licensor or any Licensee, alleging invalidity, unenforceability, or non-infringement of any Patent Right, Biophan, at its option, shall have the right, within thirty (30) days after commencement of the suit, to assume the defense of the suit at its expense.

      7.4 Third Party Infringement Suits. Licensor shall cooperate with Licensee in connection with its defense of third-party claims of or suits for infringement or misappropriation related to the manufacture, use or sale of Licensed Products/Processes. Licensor shall, have the right to join and be represented in any such suit, at its expense, by counsel of its choice. All out-of-pocket costs and expenses incurred by Licensee and any and all damages and other sums payable by it in the suit shall be deducted from sums otherwise payable to Licensor. Licensee shall have the right to settle any such claim or suit, subject to Licensor's written consent, which will not be unreasonably withheld or delayed.

      7.5 Recovery. Any amount received as an award in a suit or as a result of a license or settlement agreement entered into pursuant to any claim or suit under Section 7.2, 7.3 or 7.4 shall be distributed first, to reimburse the parties, pro rata, for their actual out-of-pocket legal fees and expenses incurred in connection with the suit. The balance shall be paid (i) seventy five percent (75%) to Biophan, and (ii) twenty-five percent (25%) to Licensor. Payments shall be made within thirty (30) days after funds are received and shall be accompanied by a report detailing the computation of the payments.

8.    REPRESENTATIONS/WARRANTIES.

Licensor represents and warrants to Licensee as follows:

      8.1 Ownership. Licensor owns all right, title and interest in and to the Patent Rights and the Clinical IP and has the right to practice the Know-how, free and clear of liens, security interests, charges and other encumbrances, and no third party has any license, covenant not to sue, claim of ownership or other interest therein. No Patent Right has been abandoned. To Licensor's knowledge, Licensee's practice of the Patent Rights and Know-how will not infringe any patent or other right of any third party, and the Patent Rights are valid and enforceable. Except for amounts due under Section 3, no statutory or other amount is or will be owed to any current or prior owner, shareholder, inventor, or other person in connection with any Patent Right(s), Clinical IP, or Know-how.

      8.2 No Claims. No claim has been asserted or threatened by any third-party alleging that (i) any of the Patent Rights is invalid or unenforceable, or (ii) the development, manufacture, use or sale of Licensed Products/Processes infringes the rights of any third person.

      8.3 AMR Rights. The AMP-AMR License is cancelled as of the Effective Date. All rights of AMR, if any, in Patent Rights, Know-how and Clinical IP as of the Effective Date have been assigned to AMP in their entirety.

      8.4   No Other  License.  No rights  with  respect to the  Patent  Rights,
      Know-how, and Clinical IP have been granted except pursuant to this Agreement.

9.    INDEMNIFICATION; INSURANCE.

      9.1 Licensees. Any Licensee that manufactures or performs any Licensed Product/Process, shall indemnify, defend, and hold harmless Licensor (and, in the case of Sublicensees, Biophan also) and their respective
      Affiliates, officers, employees, agents, successors, and assigns (the "Indemnitees"), against any claim, demand, liability, damage, loss, or expense (including reasonable attorneys' fees and expenses, whether incurred as the result of a third party claim or a claim to enforce this provision) incurred by or imposed upon any of the Indemnitees in connection with any third party claims, suits, or judgments arising out of any theory of liability (including tort, warranty, or strict liability suits or claims and whether or not such suit or claim has a factual basis) concerning any Licensed Product/Process (collectively, "Claims"), except to the extent that the damages claimed were caused by Licensor (or, if applicable, Biophan) or anyone under its direction or control.

      9.2 Procedure. The Indemnitees shall provide Licensee with prompt written notice of any Claim for which indemnification is sought. Licensee, at its expense, shall defend any such Claim. The Indemnitees shall cooperate fully in such defense and permit Licensee to conduct and control the defense and the disposition of the Claim (including all decisions relative to appeal, and settlement); provided, however, that any Indemnitee shall have the right to retain its own counsel at the Indemnitee's expense. Licensee shall keep Licensor (or, if applicable, Biophan) informed of the progress in the defense and disposition of any Claim and shall consult with Licensor (or, if applicable, Biophan) with regard to any proposed settlement. Licensee shall obtain the written consent of Licensor (or, if applicable, Biophan) to any settlement which would adversely affect Licensor (or, if applicable, Biophan).

      9.3 Insurance. If any Licensee manufactures, sells or performs a Licensed Product/Process, it shall maintain in full force and effect at all times with a reputable commercial insurance carrier commercial general liability insurance of a type as may be necessary to protect their interests and fulfill its obligations under this Agreement (and, if applicable, under its Sublicense), including without limitation contractual liability insurance, covering the marketing, sale, distribution, use and performance of Licensed Products/Process in an amount of at least Five Million Dollars ($5,000,000) per occurrence and Ten Million Dollars ($10,000,000) in the aggregate. Such insurance (i) shall be issued by an insurer licensed to practice in, as to Biophan, the State of New York and otherwise in the State(s) in which Licensee undertakes activities in connection with the exercise of its rights, or an insurer pre-approved by Licensor (or Biophan, if applicable), such approval not to be unreasonably withheld, (ii) shall be endorsed to include product liability coverage, and (iii) shall require thirty (30) days' written notice to Licensor (or Biophan, if applicable) before any cancellation or material change. Licensee shall, upon request, provide Licensor (or Biophan, if applicable) with Certificates of Insurance and the underlying policy(ies) evidencing compliance with this Section 9.3. Biophan and each such Licensee shall maintain such insurance five (5) years after termination of this Agreement or any Sublicense, whichever occurs last.

10.   CONFIDENTIALITY.

      10.1 Confidential Information. During and for three (3) years after the Term, Receiver will use commercially reasonable efforts, but no less than the protection given to its own confidential information, to maintain in confidence all Confidential Information. Receiver will only disclose the Confidential Information to individuals who reasonably need to know such Information for Receiver to perform its obligations or otherwise conduct its activities hereunder, including Receiver's legal, financial and business advisors.

      10.2 Use of Name. No party may at any time use the name or variant thereof of another party without the prior written consent of other party, which consent will not be unreasonably delayed or withheld. Notwithstanding the foregoing, Biophan may state that the Patent Rights are licensed from Licensor.

11.   TERMINATION.

      11.1 Termination by Licensor. Licensor may terminate this Agreement and the rights granted to Biophan hereunder upon the happening of any of the following events:

            (i) Biophan breaches any material provision of this Agreement and has not cured such breach within thirty (30) days after notice from Licensor specifying the nature of such breach or default in reasonable detail;

            (ii) Biophan generally ceases to conduct its business as it has generally conducted such business; or

            (iii) a bankruptcy petition is filed by or against Biophan, Biophan enters into creditor's arrangement or comparable proceeding, or a receiver is appointed for substantially all of the assets or business of Biophan, and such petition, proceeding, or appointment is not dismissed or vacated within ninety (90) days from the date of such filing, proceeding, or appointment.

      11.2  Termination by Biophan. Biophan may terminate this Agreement:

            (i) without cause on thirty (30) days' written notice to Licensor but only by payment simultaneous with such termination of the Termination Payment (as defined below), and following such termination, Biophan will remain liable for, without limitation, all payments due Licensor before the end of the 30-day notice period; or

            (ii) if Licensor breaches any material provision of this Agreement and has not cured the breach within thirty (30) days after notice specifying the nature of the breach in reasonable detail.

"Termination Payment" means (a) at any time prior to the end of the second year of the Term, as a lump-sum payment, the balance of any payments due under
Section 3.2 for the second year of the Term determined as if the Agreement had not been terminated; (b) at any time following the end of the second year of the Term where Biophan has satisfied its obligations under Section 3.2 with respect to the second year of the Term and to the extent due as of the notice of termination, any payments under Section 3.2 with respect to the third year or fourth year of the Term, as a lump-sum payment, fifty percent (50%) of the balance of any payments due under Section 3.2 for the third year or fourth year of the Term, whichever is the year of termination, determined as if the Agreement had not been terminated; and (c) after the fourth year of the Term, zero.

      11.3 Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Licensor to Licensee are, for all purposes of Section 365(n) of Title 11 of the United States Code ("Title 11") or other relevant bankruptcy or insolvency law (collectively, "Law"), licenses of rights to "intellectual property" as defined in Title 11 or such other Law. During the Term Licensor shall, to the extent practicable, create and maintain current copies of all such intellectual property. If a bankruptcy proceeding is commenced by or against Licensor under Title 11 or other Law, Licensee shall be entitled to a copy of any and all such intellectual property and all embodiments of such intellectual property, and the same, if not in the possession of Licensee, shall be promptly delivered to it
      (a) upon Licensee's written request following the commencement of such bankruptcy proceeding, unless Licensor or its respective trustee or receiver, elects within thirty (30) days to continue to perform all of its obligations under this Agreement, or (b) if not delivered as provided under clause (a) above, upon Licensee's request following the rejection of this Agreement by or on behalf of Licensor. If Licensee has taken possession of all applicable embodiments of the intellectual property of Licensor pursuant to this Section 11.3 and the trustee in bankruptcy of Licensor does not reject this Agreement, Licensee shall return such embodiments upon request. If Licensor seeks or involuntarily is placed under Title 11 or other provision under comparable Law and the trustee rejects this Agreement as contemplated under 11 U.S.C. 365(n)(1) or other comparable Law, Licensee hereby elects, pursuant to Section 365(n) or other comparable Law, to retain all rights granted to Licensee under this Agreement to the extent permitted by law.

      11.4 Effect of Termination. Upon termination of this Agreement for any reason, nothing herein will be construed to release any party from any obligation that matured prior to the effective date of the termination. Subject to the foregoing, Sections 3 (but only as to Sublicenses then outstanding), 5 (but for no longer than the period provided in Section 5.2), and 9 through 14 will survive any such termination. Licensee may, however, after the effective date of such termination, sell all Licensed Products then in existence, and complete Licensed Products in the process of manufacture at the time of such termination and sell the same, provided Licensee makes the payments and delivers the reports to Licensor as required by this Agreement. Upon termination, Biophan will assign its rights under all Sublicenses to Licensor, and Licensor shall assume Biophan's rights and obligations under the Sublicenses.

      11.5 Return of Information. Upon termination of this Agreement, Receiver will return all information (including Confidential Information) and other material supplied to Receiver directly or indirectly by Discloser, including all copies thereof in whole or in part made by or on behalf of Receiver, except that Receiver may keep one archival copy of such materials.

12.   NOTICES.

      Any notices required or permitted by this Agreement shall be in writing, and personally delivered or sent by prepaid express courier service (signature required). Notices shall be effective upon receipt. Notices shall be sent to the addresses of the parties specified on the first page of this Agreement or such other address as changed by notice. In the event of notice to Licensor, a copy shall be provided in like manner to: Stephen Kutenplon, Esq., Tarlow Breed Hart & Rodgers, PC, 101 Huntington Avenue, Boston, Massachusetts 02199.

13.   GENERAL COMPLIANCE WITH LAWS.

      13.1 Compliance with Laws. Licensee shall comply with all local, state, federal, and international laws and regulations relating to its performance under this Agreement and, as applicable, its performance under any Sublicense to which it is at any time a party, including but not limited to the development, manufacture, use, and sale of any Licensed Product/Process, including export control laws. Without limiting the generality of this Section 13.1, Licensee shall be responsible for the preparation and submission of all applications relating to any required regulatory approval of any Licensed Product/Process, whether by the FDA or other regulatory body.

      13.2 Marking of Products. Licensee shall mark all of its Licensed Products that are manufactured or sold under this Agreement with the number of each applicable patent of the Patent Rights that applies to the Licensed Products. Licensee shall annually provide Licensor with notice of compliance with this Section 13.2.

14.   MISCELLANEOUS.

      14.1 Entire Agreement. This Agreement contains the entire agreement of the parties with respect to its subject matter, and supersedes all previous negotiations, agreements and commitments with respect thereto, written or oral. It may be changed only by a writing signed by the party or parties against whom enforcement of any waiver, modification, extension or discharge is sought. Neither party may assign its rights or obligations hereunder without the prior written consent of the other, and this
      Agreement is binding upon the parties and their representatives, successors, and permitted assigns.

      14.2  Counterparts.   This   Agreement  may  be  signed  in  two  or  more
      counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

      14.3 Headings. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

      14.4 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws thereof. No provision of this Agreement will be applied or construed in a manner inconsistent with applicable federal laws and regulations. Courts located in the County of Monroe, State of New York and Boston, Massachusetts shall each have non-exclusive jurisdiction over claims or disputes involving this Agreement, and the parties consent to the irrevocable exclusive jurisdiction of the state and federal courts located in both locations. Licensor agrees that service of process may be made upon it by delivering any pleadings or other documents to Licensor's counsel as specified in Section 12. If such service is made, Licensor shall not assert that it has not been adequately served and will not raise any related defense or other objection with respect thereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement through their duly authorized representatives.

aMRIs Patente GmbH                                  Biophan Technologies, Inc.

BY:      __________________________        BY:      ___________________________

             Dr. Michael Friebe                           Timm Diestel

Per  power-of-attorney  granted  by       Per  power-of-attorney  granted  by
Geschaftsfuhrer of aMRIs Patente GmbH     the  CEO of Biophan Technologies, Inc.

Dr. Michael Friebe ("Friebe") and Dr. Andreas Melzer ("Melzer"), both of whom control Licensor, hereby agree from and after the Effective Date to execute such documents and perform such acts as are necessary or desirable to effect the full intent and purposes of this Agreement, including Section 3.8, and agree not to do anything inconsistent with effecting such intent and purposes. Without limiting the foregoing, if any Patent Right(s) is(are) not licensable by Licensor to Biophan and its Affiliates because the transfer of any Patent Right(s) to Licensor was not legally valid, Friebe and Melzer, on behalf of themselves and any entity either or both own or control, including without limitation "Dr. Michael Friebe Patenthalte GbR", herewith license the Patent Right(s) to Biophan and its Affiliates on the applicable terms set forth in this Agreement.

------------------------------------               -----------------------------
         Dr. Michael Friebe                            Dr. Andreas Melzer

AMR is a party to this Agreement for the purposes of Sections 6.3 and 8.3. AMR agrees to (1) the applicable terms and conditions of Sections 6.3 and 8.3, and
(2) execute such documents and perform such acts as Biophan may request to effect the intent and purposes of those Sections.

aMRIs GmbH

BY:      __________________________

ITS:              Geschaftsfuhrer

                                    EXHIBIT A

                                  Patent Rights

[***]

--------------------------------------------------------------------------------------------------------------------------
                         Applicant               Inventors         Assignment      Assignment     Assignment    Registered
                                                                  Inventors to   to Friebe GBR    GBR to AMP      Owner
                                                                    --------
--------------------------------------------------------------------------------------------------------------------------
 [***]             [***]                    [***]                 [***]

 [***]             [***]

 [***]             [***]                                                                                         [***]

------------------------------------------                       ---------------------------------------------------------
 [***]             [***]                                                                                         [***]
------------------------------------------                       ---------------------------------------------------------
 [***]             [***]
------------------------------------------                       ---------------------------------------------------------
 [***]             [***]

 [***]
--------------------------------------------------------------------------------------------------------------------------



*** Material omitted pursuant to a confidential treatment request and filed separately with the Commission.


[***]

--------------------------------------------------------------------------------------------------------------------------
                         Applicant               Inventor      Assignment      Assignment       Assignment      Registered
                                                              Inventors to   to Friebe GBR     GBR to AMP         Owner
                                                                --------
--------------------------------------------------------------------------------------------------------------------------
[***]                     [***]                   [***]

                          [***]
[***]
                          [***]
[***]

[***]
--------------------------------------------------------------------------------------------------------------------------
[***]                     [***]
--------------------------------------------------------------------------------------------------------------------------
[***]                     [***]
--------------------------------------------------------------------------------------------------------------------------
[***]                     [***]
--------------------------------------------------------------------------------------------------------------------------


*** Material omitted pursuant to a confidential treatment request and filed separately with the Commission.

[***]

--------------------------------------------------------------------------------------------------------------------------
                   Applicant       Inventor        Assignment        Assignment     Assignment    Assignment   Registered
                                              Inventor to Siemens      Siemens    to Friebe GBR   GBR to AMP     Owner
--------------------------------------------------------------------------------------------------------------------------
[***]               [***]         [***]                               [***]

---------------------------------                 ------------------------------------------------------------------------
[***]               [***]                                             [***]

--------------------------------------------------------------------------------------------------------------------------

* Per Dr. Muller.



*** Material omitted pursuant to a confidential treatment request and filed separately with the Commission.

[***]

-------------------------------------------------------------------------------------------------------------------------
                   Applicant       Inventors       Assignment    Assignment  Assignment to  Assignment GBR    Registered
                                                  Inventors to    Siemens     Friebe GBR        to AMP           Owner
                                                    --------
-------------------------------------------------------------------------------------------------------------------------
[***]              [***]          [***]                           [***]                                        [***]

---------------------------------                 -----------------------------------------------------------------------
[***]
-------------------------------------------------------------------------------------------------------------------------

* Per Dr. Muller.


*** Material omitted pursuant to a confidential treatment request and filed separately with the Commission.

[***]

-------------------------------------------------------------------------------------------------------------------------
                       Applicant          Inventor    Assignment   Assignment to   Assignment GBR to AMP    Registered
                                                     Inventors to    Friebe GBR                               Owner
                                                       --------
-------------------------------------------------------------------------------------------------------------------------
[***]          [***]                     [***]

-------------------------------------------------------------------------------------------------------------------------
[***]          [***]                     [***]         [***]

-------------------------------------------------------------------------------------------------------------------------


* Per Dr. Muller.

[***]

-------------------------------------------------------------------------------------------------------------------------
                         Applicant          Inventor     Assignment     Assignment    Assignment GBR to AMP   Registered
                                                        Inventors to  to Friebe GBR                              Owner
                                                          --------
-------------------------------------------------------------------------------------------------------------------------
[***]           [***]                     [***]

-------------------------------------------------------------------------------------------------------------------------

* Per Dr. Muller.




*** Material omitted pursuant to a confidential treatment request and filed separately with the Commission.

[***]

-------------------------------------------------------------------------------------------------------------------------
                            Applicant        Inventor        Assignment        Assignment    Assignment GBR    Registered
                                                            Inventors to     to Friebe GBR       to AMP          Owner
                                                              --------
-------------------------------------------------------------------------------------------------------------------------
 [***]                  [***]             [***]

 [***]

------------------------------------------                ---------------------------------------------------------------
 [***]                  [***]

 [***]

-------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

               Share Terms, Conditions, Restrictions, and Benefits

                                    EXHIBIT B

               Share Terms, Conditions, Restrictions and Benefits

      1. Definitions. In addition to capitalized terms that are defined in context, the following terms shall have the meanings set forth below.

      1.1   Biophan Shares. "Biophan Shares" shall mean the Shares
and any other  securities  of Biophan  issued in exchange  for the Shares,  as a
dividend  on  the  Shares  or  in  connection   with  a  stock  split  or  other
reorganization transaction affecting the Shares.

      1.2 Exchange Act. "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

      1.2 Holders. "Holders" shall mean Licensor and any person to whom Biophan Shares are transferred in accordance with the terms of this Exhibit B.

      1.3 Securities Act. "Securities Act" means the United States Securities Act of 1933, as amended.

      2. Representations of Holders. Each Holder represents and warrants to Biophan that:

      2.1 Such Holder has received all the information it considers necessary or appropriate for deciding whether to acquire the Biophan Shares. Such Holder has had an opportunity to ask questions and receive full answers from Biophan concerning, among other things, Biophan, its financial condition, its management, its prior activities and any other information which such Holder considers relevant or appropriate in connection with making an investment in the Biophan Shares.

      2.2 Such Holder acknowledges that Biophan Shares may be characterized as "restricted securities" under U.S. federal securities laws inasmuch as they are being acquired from Biophan in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. Such Holder accepts and is able to bear the risks of holding Biophan Shares indefinitely. Such Holder, together with any advisors of such Holder, is capable of assessing the risks of an investment in Biophan Shares and is fully aware of the economic risks thereof.

      2.3 Such Holder is acquiring Biophan Shares for investment for such Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to any person with respect to any of Biophan Shares. Such Holder has not been organized for the purpose of acquiring the Biophan Shares.

      2.4 Such Holder is not a United States resident and/or a United States citizen (and at the time such Holder made a decision to acquire Biophan Shares, such Holder was outside of the United States (including its territories and possessions, any of the several States of the United States and the District of Columbia), and such Holder has satisfied itself as to the full observance of the laws of any jurisdiction applicable to such Holder in connection with the purchase of Biophan Shares. Such Holder's investment in and such Holder's continued beneficial ownership of, Biophan Shares will not cause such Holder to violate any applicable securities or other laws of any jurisdiction applicable to such Holder.

      2.5   Such Holder's residence is outside the United States
(including its territories and possessions, any of the several States of the United States and the District of Columbia), and such Holder is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. Such Holder has not taken any actions that would cause the offer and sale of Biophan Shares to such Holder not to be made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made by such Holder in the United States, and such Holder is not acquiring Biophan Shares for the account or benefit of any U.S. Person. Such Holder understands and acknowledges that Biophan Shares may be issued in a transaction not subject to registration under the Securities Act by virtue of Regulation S promulgated under the Securities Act.

      3. Representations of Biophan. Biophan represents and warrants to each Holder that:

      3.1. Capitalization. Biophan's authorized capital stock consists of 125,000,000 shares of common stock, $.005 par value per share ("Buyer Common Stock"), of which 74,017,832 shares were issued and outstanding as of January 13, 2005. Biophan's stock option plan provides for the granting of options to Biophan's employees, directors, consultants and advisors, to purchase an aggregate of up to 13,000,000 shares of Buyer Common Stock. As of February 29, 2004, Biophan had outstanding options and warrants to purchase an aggregate of 7,800,529 shares of Buyer Common Stock. Except for shares of Buyer Common Stock described in this Section 3.1 or issued after January 13, 2005, options and warrants described in this Section 3.1 or granted after February 29, 2004, as of the date of this Agreement (i) there are no outstanding subscriptions, options, conversion rights, warrants, or other agreements or commitments of any nature whatsoever (either firm or conditional) obligating Biophan to issue, deliver, sell, or cause to be issued, delivered, or sold, any Biophan Common Stock or any additional shares or other equity interests in Biophan or obligating Biophan to grant, extend, or enter into any such agreement or commitment, and (ii) there are no rights of first refusal, pre-emptive rights, or other similar agreements obligating Biophan to offer Biophan Shares or any other shares of Biophan's share capital to any person.

      3.2. Duly Issued Shares. The Shares have been duly authorized and when issued in accordance with this Agreement will be validly issued, fully paid and non-assessable.

      3.3 Securities Laws. Biophan has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of Biophan which would subject the offer, issuance or sale of the Shares, as contemplated by this Agreement, to the registration provisions of
Section 5 of the Securities Act. Neither Biophan nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities
Act) which will be integrated with the sale of the Shares in a manner that would require the registration of the Shares under the Securities Act, or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Shares. Subject to the accuracy of the representations and warranties contained in Section 2, the issuance of the Shares hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act.

      3.4 SEC Filings. Since January 1, 2003, Buyer has filed all reports (collectively, the "SEC Reports") required to be filed by it with the Securities and Exchange Commission by the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The SEC Reports: (i) were prepared in accordance with the requirements of the Exchange Act in all material respect s, and (i) as of their respective dates, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      4.    Covenants of Holders. Each Holder covenants and agrees as follows:

            4.1   Each Holder acknowledges and understands that Biophan
Shares are "restricted securities" as defined in Rule 144 promulgated under the Securities Act. Each Holder hereby agrees not to offer or sell (as such terms are defined in the Securities Act and the rules and regulations promulgated thereunder) any Biophan Shares unless such offer or sale is made (i) pursuant to an effective registration of Biophan Shares under the Securities Act and/or applicable state securities laws, (ii) pursuant to an available exemption from the registration requirements of the Securities Act and/or applicable state securities laws, or (iii) in accordance with Regulation S promulgated under the Securities Act. Each Holder agrees that it will not engage in hedging transactions with regard to Biophan Shares other than in compliance with the Securities Act and the rules promulgated thereunder. Each certificate representing Biophan Shares shall contain the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THESE SHARES MAY NOT BE OFFERED OR SOLD UNLESS SUCH OFFER OR SALE IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION OF THESE SHARES UNDER THE SECURITIES ACT AND/OR APPLICABLE STATE SECURITIES LAWS, (ii) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND/OR STATE SECURITIES LAWS, OR (iii) IN ACCORDANCE WITH REGULATION S PROMULGATED UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND THE RULES PROMULGATED THEREUNDER.

            4.2 If at any time or from time to time after the sale of any Biophan Shares has been registered under the Securities Act, Biophan notifies the Holders in writing that the registration statement or the prospectus forming a part thereof (taking into account any prior amendments or supplements thereto) pursuant to which the sale of such Biophan Shares was registered contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Holders shall not offer or sell any Biophan Shares or engage in any other transaction involving or relating to Biophan Shares, from the time of the giving of notice with respect to such untrue statement or omission until the Holders receive written notice from Biophan that such untrue statement or omission no longer exists or has been corrected or disclosed in an effective post-effective amendment to such registration statement or a valid prospectus supplement to the prospectus forming a part thereof.

            4.3 In connection with any sale of Biophan Shares registered under the Securities Act, the Holders shall (i) deliver to the purchaser thereof the prospectus forming a part of the applicable registration statement and all relevant supplements thereto which have been provided by Biophan to the Holders on or prior to the applicable delivery date, all in accordance with the requirements of the Securities Act and the rules and regulations promulgated thereunder and any applicable blue sky laws, and (ii) with the provisions of Regulation M promulgated under the Exchange Act.

            4.4 Biophan may refuse to register (or permit its transfer agent to register) any transfer of any Biophan Shares not made in accordance with this Section 4 and for such purpose may place stop order instructions with its transfer agent with respect to Biophan Shares. Any transfer of Biophan Shares other than in connection with an offer or sale registered under the Securities Act will require the Holder to deliver an opinion in a form reasonably acceptable to Biophan from counsel reasonably acceptable to Biophan that the offer or sale of Biophan Shares is exempt from registration under the Securities Act or complies with the requirements of Regulation S promulgated under the Securities Act.

            4.5 The Holders will cooperate with Biophan in all respects in connection with the performance by Biophan of its obligations under Section 5, including timely supplying all information reasonably requested by Biophan (which shall include all information regarding the Holders, and any person who beneficially owns Biophan Shares held by the Holders within the meaning of Rule 13d-3 promulgated under the Exchange Act, and the proposed manner of sale of Biophan Shares required to be disclosed in any registration statement in which any Biophan Shares are included) and executing and returning all documents reasonably requested in connection with the registration and sale of Biophan Shares. Each Holder hereby consents to be named as an underwriter in each registration statement in which such Holder's Biophan Shares are included, if applicable, in accordance with current Commission policy and, if necessary, to join in the request of Biophan for the acceleration of the effectiveness of such Registration Statement.

            4.6   No Holder nor any entity controlling any Holder, under
such Holder's control or under common control with such Holder has, prior to the execution of this Agreement, and will not, for a period of eighteen (18) months following the execution of this Agreement, carry a net short position in the common stock of Biophan, participate in any short selling activities, recommendations, or collusion, directly or indirectly, as such activities relate to the common stock of Biophan. A net short position will include any derivative instruments such as a put option, collar, swap or any other instrument which would result in a net short position.

            5.    Registration of Biophan Shares.

            5.1 Subject to Section 5.2, if Biophan for itself or any of its security holders shall at any time or times after the date hereof determine to register under the Securities Act any shares of its capital stock or other securities (other than: (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, Biophan, or any subsidiary pursuant to an employee or similar benefit plan; or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms), on each such occasion Biophan will notify each Holder then owning Biophan Shares of such determination at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Holder given in writing within twenty
(20) days after the receipt of such notice, Biophan will cause any of Biophan Shares specified by any such Holder to be included in such registration statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act (an "Incidental Registration"). The Holders shall be deemed to have so-called piggy-back registration rights by virtue of this Section 5.1 with respect to the Shares.

            5.2 If an Incidental Registration is an underwritten registration, and the managing underwriters shall give written advice to Biophan that, in their opinion, market conditions dictate that no more than a specified maximum number of securities as to all holders thereof (the "Underwriter's Maximum Number") could successfully be included in such Registration, then: (i) Biophan shall be entitled to include in such registration that number of securities which Biophan proposes to offer and sell for its own account in such registration and which does not exceed the Underwriter's Maximum Number; and
(ii) Biophan may include in such registration that number of securities which shall have been requested by the holders thereof demanding such registration by proper exercise of so-called demand registration rights, (iii) Biophan will be obligated and required to include in such registration that number of Shares which shall have been requested by the Holders thereof and that number of securities which have been requested to be included by the holders thereof who are exercising so-called piggy-back registration rights (such Shares and other securities collectively, "Pari Passu Securities") to the full extent of the remaining portion of the Underwriter's Maximum Number, and (iv) Biophan may thereafter include in such registration any additional securities which have been requested to be included by the holders thereof having no contractual registration rights to the extent of the remaining portion of the Underwriter's Maximum Number. If less than all of the Pari Passu Securities requested to be included in any such registration can be so included due to these priority requirements, then the Pari Passu Securities so included will be allocated among the holders of Pari Passu Securities pro rata in accordance with the number of Pari Passu Securities sought to be included in such registration by such holders.

            5.3 As used herein, the term "Registration Statement" means a registration statement on such applicable form as determined by Biophan. Biophan may withdraw a Registration Statement at any time whether or not it has been declared effective and may de-register any Biophan Shares included in a Registration Statement so long as all securities included in the Registration Statement in which such Biophan Shares are included as simultaneously de-registered. The Holders' rights under this Section 5 shall expire on the first anniversary of the date on which the Shares are issued.

            5.4   Biophan shall furnish to the Holders with respect to
Biophan  Shares   registered  under  a  Registration   Statement  (and  to  each
underwriter, if any, of such Biophan Shares) such number of copies of prospectuses and such other documents as the Holders may reasonably request, in order to facilitate the public sale or other disposition of all or any of Biophan Shares by the Holders pursuant to such Registration Statement.

            5.5 Biophan shall file or cause to be filed such documents as are required to be filed by Biophan for normal blue sky clearance in states specified in writing by the Holders; provided, however, that Biophan shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

            5.6 With a view to making available to the Holders the benefits of Rule 144, Biophan agrees that so long as a Holder owns Biophan Shares purchased pursuant to this Agreement, to:

                  (i) comply with the provisions of paragraph (c)(1) of Rule 144; and

                  (ii) file with the Commission in a timely manner all reports and other documents required to be filed by Biophan pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of the Holders, make available other information as required by, and so long as necessary to permit sales of its Biophan Shares pursuant to, Rule 144.

            5.7 Biophan shall bear all expenses incurred by it in connection with the procedures in paragraphs 5.1 through 5.6 of this Section 5 and the registration of Biophan Shares pursuant to each Registration Statement. Biophan shall not be responsible for any expenses incurred by any Holder in connection with its sale of Biophan Shares or its participation in the procedures in paragraphs 5.1 through 5.6 of this Section 5 including, without limitation, any fees and expenses of counsel or other advisers to the Holders and any underwriting discounts, brokerage fees and commissions incurred by the Holders.

            5.8 The rights of Holders under this Section 5 are not transferable except that Licensor may transfer its rights under this Section 5 to its shareholders in connection with a distribution of Shares to such shareholders; provided, such shareholders shall in connection with such transfer make the representations and warranties of Holders and agree to comply with the provisions of this Exhibit B applicable to Holders.

            5.9   Information Available. So long as a Registration
Statement is effective covering the resale of Biophan Shares then still owned by the Holders, Biophan will furnish to the Holders:

            (a) as soon as practicable after available, copies of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a firm of certified public accountants), (ii) upon written request, its Annual Report on Form 10-K or 10-KSB, (iii) upon written request, its Quarterly Reports on Form 10-Q or 10-QSB, (iv) upon written request, its Current Reports on Form 8-K, and (v) a full copy of each Registration Statement (the foregoing, in each case, excluding exhibits); and

            (b) upon the written request of the Holders, all exhibits excluded by the parenthetical to subparagraph (a)(v) of this Section 5.9.

            6.    Indemnification.

            6.1. Indemnification of Biophan. Each Holder will indemnify, defend, and hold harmless Biophan and its officers, directors, shareholders, representatives, agents, and affiliates (collectively, "Biophan Indemnified Parties") from, against, and in respect of all claims, liabilities, actions, suits, proceedings, assessments, judgments, losses, damages, costs, and expenses (including interest, penalties, and reasonable accountants', experts', and attorneys' fees and disbursements, whether incurred in a third party action or an action to enforce this provision) (collectively, "Damages"), arising out of, relating to, or resulting from (i) any inaccuracy or breach of any of the written representations or warranties of such Holder made in this Exhibit B; or
(ii) the breach of any covenant, obligation, or agreement of such Holder to be performed, fulfilled, or complied with pursuant to this Exhibit B.

            6.2 Indemnification of Holders. Biophan will indemnify, defend, and hold harmless each Holder and its officers, directors, shareholders, representatives, agents, and affiliates (collectively, the "Holder Indemnified Parties") from, against, and in respect of all Damages arising out of, relating to, or resulting from (i) any inaccuracy or breach of any of the written representations or warranties of Biophan made in this Exhibit B; or (ii) the breach of any covenant, obligation, or agreement of Biophan to be performed, fulfilled, or complied with pursuant to this Exhibit B.

            6.3.  Legal Nature and Survival of Representations, Warranties,
Covenants and Indemnification. As used in this Exhibit B, the terms "representation", "warranty" and the verbs "to represent" and "to warrant" refer to separate promises of guarantee. The representations and warranties set forth in the this Exhibit B will survive the issuance of the Shares and any investigation at any time made by or on behalf of Biophan or the Holders, as applicable, and will survive perpetually. The representations and warranties of the Holders shall not be affected or deemed waived by reason of any investigation made by or on behalf of Biophan (including but not limited to by any of their respective advisors, consultants or representatives) or by reason of the fact that Biophan or any of such advisors, consultants or representatives know or should have known that any such representation or warranty is or might be inaccurate.

            6.4.  Limitation on Indemnification Obligations of Holders.
The provisions of Section 6.1 shall be subject to the following provisions:

                  (a) In no event shall either Holder have any indemnification obligation under Section 6.1 or otherwise in excess of the sum of 50% of the sum of (a) US $200,000, plus (b) the portion of the Payment received by Licensor under Section 3.8.1 of the attached License Agreement; provided, however, the foregoing limitation shall not apply in the event that the breach of a representation under clause (i) of Section 6.1 is based on the conduct of a Holder which is finally determined by a final judgment of a court of competent jurisdiction to have constituted fraud by either Holder committed with an actual intent to deceive Biophan ("Fraud Finding");

                  (b) In no event shall either Holder have any liability for indemnification or otherwise under Section 6.1 until the total of all Damages with respect to such indemnification matters exceeds US $25,000.00 (the "Claim Threshold"), and then only for the total amount of all Losses in excess of the Claim Threshold; provided that the Claim Threshold will not apply in the event of a Fraud Finding;

                  (c) Biophan agrees, for itself and each of the other Biophan Indemnified Parties that the sole and exclusive remedy for any breach of this Exhibit B by Holders for any Damages arising herefrom or related hereto, including without limitation, any misrepresentation, breach of covenant or warranty, shall be the right of indemnification as and to the extent set forth in this Section 6, and in all events subject to all of the limitations herein, Biophan waiving all and each other available remedy, at law or in equity, except that any right to specific performance and such other rights and remedies as may be available in the event of a breach based on a Fraud Finding are hereby reserved;

                  (d) Biophan on behalf of itself and each of the other Biophan Indemnified Parties, agrees that with respect to any Damages for which it, she or he is entitled to indemnification hereunder, it shall first seek indemnity or reimbursement, as applicable, under any policy or policies of insurance which provides coverage against the loss that is the subject matter of such Damages, if any, before being entitled to any recovery from the Holders, with the Holders' indemnity obligations being limited to that portion of the Damages which is not covered by such insurance (i.e. any deductibles or excess exposure);

                  (e) the Holders' indemnification undertakings in this Section 6 are personal to the Biophan and each of the other Biophan Indemnified Parties as they exist as of the Effective Date and may not be enforced by any other person; and

                  (f) In no instance will either of the Holders ever be liable to any of the Biophan Indemnified Parties for consequential, special, or indirect damages arising out of, related to, or in any way connected to this Exhibit B.

            6.5. Limitation on Indemnification Obligation of Biophan. The provisions of Section 6.2 shall be subject to the following provisions:

                  (a) In no event shall Biophan have any liability for indemnification or otherwise under Section 6.2 until the total of all Damages with respect to such indemnification matters exceeds the Claim Threshold, and then only for the total amount of all Losses in excess of the Claim Threshold; provided that the Claim Threshold will not apply in the event that (1) the breach of a representation under clause (i) of Section 6.2 is based on the conduct of a Holder which is finally determined by a final judgment of a court of competent jurisdiction to have constituted fraud by either Holder committed with an actual intent to deceive Biophan ("Biophan Fraud Finding"), or (2) the breach of a covenant under clause (ii) of Section 6.2 is based on Biophan's failure to comply with its obligations under Section 5.1 or Section 5.2 ("Piggy-back Rights Covenants");

                  (b) Each Holder agrees, for itself and each of the other Holder Indemnified Parties that the sole and exclusive remedy for any breach of this Exhibit B by Biophan, for any Damages arising herefrom or related hereto, including without limitation, any misrepresentation, breach of covenant or warranty, shall be the right of indemnification as and to the extent set forth in this Section 6, and in all events subject to all of the limitations herein, Holders waiving all and each other available remedy, at law or in equity, except that any right to specific performance and such other rights and remedies as may be available to it in the event of a breach based on a Biophan Fraud Finding are hereby reserved and any right to specific performance is also reserved in the event of a breach of the Piggy-back Rights Covenants;

                  (c) Each Holder, on behalf of itself and each of the other Holder Indemnified Parties, agrees that with respect to any Damages for which it, she or he is entitled to indemnification hereunder, it shall first seek indemnity or reimbursement, as applicable, under any policy or policies of insurance which provides coverage against the loss that is the subject matter of such Damages, if any, before being entitled to any recovery from Biophan, with Biophan's indemnity obligations being limited to that portion of the Damages which is not covered by such insurance (i.e. any deductibles or excess exposure);

                  (d) Biophan's indemnification undertakings in this Section
6 are personal to the Holders and each of the other Holder Indemnified Parties as they exist as of the Effective Date and may not be enforced by any other person; and

                  (e) In no instance will Biophan ever be liable to any of the Holder Indemnified Parties for consequential, special, or indirect damages arising out of, related to, or in any way connected to this Exhibit B.

            6.6.  Registered  Sale of Biophan  Shares.  For the  purpose of this
Section 6.6:

                  (i) the term "Holders' Affiliate" shall mean any person who controls either of the Holders within the meaning of
                        Section 15 of the Securities Act or Section 20 of the Exchange Act; and

                  (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to a Registration Statement referred to in Section 5.

            (a) Subject to the provisions of Section 6.5, Biophan agrees to indemnify and hold harmless the Holders and each Holders' Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Holders or such Holders' Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of Biophan), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, as amended as of the date the applicable Registration Statement is declared effective (the "Effective Date"), including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 promulgated under the Securities Act, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of such Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, and (ii) the omission or alleged omission to state in such Registration Statement as of the applicable Effective Date a material fact required to be stated therein or necessary to make the statements in such Registration Statement or any post-effective amendment or supplement thereto, or in the Prospectus or any amendment or supplement thereto, not misleading, in each case in the light of the circumstances under which the statements contained therein were made, and will reimburse the Holders and each such Holders' Affiliate for any legal and other expenses as such expenses which are reasonably incurred by the Holders or such Holders' Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that Biophan will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (w) an untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to Biophan by any Holder expressly for use therein, or (x) the failure of any Holder to comply with the covenants and agreements contained in Section 4 of this Exhibit B respecting the sale of Biophan Shares, or (y) the inaccuracy of any representations made by any Holder herein or (z) any statement or omission in any Prospectus that is corrected or disclosed in any subsequent Prospectus that was delivered to the Holders prior to the pertinent sale or sales by the Holders.

            (b) Subject to the provisions of Section 6.4, each Holder will indemnify and hold harmless Biophan, each of its directors, each of its officers who signed a Registration Statement and each person, if any, who controls Biophan within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages, liabilities or expenses to which Biophan, each of its directors, each of its officers who signed such Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Holder) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Section 4 hereof respecting the sale of Biophan Shares, or (ii) any (x) untrue or alleged untrue statement of any material fact contained in such Registration Statement, the Prospectus, or any amendment or supplement thereto, or (y) omission or alleged omission to state in such Registration Statement, the Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements in such Registration Statement or any amendment or supplement thereto, or in the Prospectus or any amendment or supplement thereto, not misleading, in each case in the light of the circumstances under which they were made; provided, that such Holder's indemnification obligation under this clause (ii) shall apply to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to Biophan by such Holder expressly for use therein, and will reimburse Biophan, each of its directors, each of its officers who signed such Registration Statement or controlling person for any legal and other expense reasonably incurred by Biophan, each of its directors, each of its officers who signed such Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

            (c)  Promptly  after  receipt  by an  indemnified  party  under this
Section 6.6 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6.6, promptly notify the indemnifying party in writing thereof; provided, the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution (except as provided in Section 6.6(d)) or otherwise than under the indemnity agreement contained in this Section 6.6 or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6.6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

            (d) If the indemnification provided for in this Section 6.6 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a) or (b) of this Section 6.6 in respect to any losses, claims, damages, liabilities or expenses referred to herein (subject to the limitation of Section 6.6(c)), then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by Biophan and the Holders from the sale of Biophan Shares as contemplated by this Exhibit B or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of Biophan and the Holders in connection with the statements or omissions or inaccuracies in the representations and warranties in this Exhibit B that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of Biophan on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by Biophan or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission or inaccuracy. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6.6(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 6.6(c) with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 6.6(d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 6.6(c) for purposes of indemnification. Biophan and each Holder agree that it would not be just and equitable if contribution pursuant to this
Section 6.6 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 6.6, the Holders shall not be required to contribute any amount in excess of the amount by which the sale price of Biophan Shares sold exceeds the amount of any damages that the Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         6.7 Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein, be entitled to specific performance of its rights under Section 5 but only to the extent such Holder is in compliance with such Holder's obligations under Section 4.

                                      -13-